U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2004

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press release of American Science and Engineering, Inc. dated January 22, 2004 announcing third quarter financial results.

Item 9. Regulation FD Disclosure. Information Furnished under Item 12 (“Results of Operations and Financial Condition”) and Item 12. Results of Operations and Financial Condition.

The following information is being furnished under Items 9 and 12 of Form 8-K: On January 22, 2004 the Company issued a press release announcing financial results for the third quarter ended December 31, 2003. Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1

Limitation on Incorporation by Reference.    The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2004	AMERICAN SCIENCE AND ENGINEERING, INC.

By: /s/ Paul Theodore Owens
Paul Theodore Owens
Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of American Science and Engineering, Inc. dated January 22, 2004 announcing third quarter financial results.